Exhibit 32.2

CERTIFICATION PURSUANT TO

 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.            the Company’s Report on Form 10-Q for the quarter ended December 31, 2014 (the “10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              the information contained in the 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 5, 2015	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Senior Vice President, Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to American Science and Engineering, Inc. and will be retained by American Science and Engineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.